                                                                   Exhibit 10.23



                              AGREEMENT AND CONSENT
                              ---------------------

         This AGREEMENT AND CONSENT (hereinafter the "Consent") is made in Dublin, Ohio, as of the date set forth below, by and among WENDY'S INTERNATIONAL, INC., an Ohio corporation (hereinafter "Wendy's"); WM LIMITED PARTNERSHIP-1998, a Michigan limited partnership ("Franchisee"); and S&Q MANAGEMENT, LLC, a Michigan limited liability company ("S&Q"); MERITAGE HOSPITALITY GROUP INC., a Michigan corporation ("Meritage"); MHG FOOD SERVICE INC., a Michigan corporation ("MHG"); ROBERT SCHERMER, JR. ("Schermer"); RAY E. QUADA ("Quada"); MERITAGE CAPITAL CORP., a Florida corporation ("MCC"); MCC FOOD SERVICE INC., a Michigan corporation ("Food Service") and CHRISTOPHER HEWETT ("Hewett"). Meritage, MHG, MCC, Food Service, Schermer and Hewett are hereinafter collectively referred to as the "Guarantor Group." Meritage, MHG and Schermer are hereinafter collectively referred to as the "Continuing Guarantors." S&Q and Quada are hereinafter together referred to as the "New Guarantors." MCC, Food Service and Hewett are hereinafter collectively referred to as the "Released Guarantors."

         WHEREAS, the Franchisee is the sole franchisee under the various Wendy's Unit Franchise Agreements for the Wendy's Old Fashioned Hamburgers Restaurants set forth on Exhibit A attached hereto and made a part hereof; and

         WHEREAS, the Wendy's Unit Franchise Agreements set forth on Exhibit A, and any and all amendments and modifications thereto, including, without limitation, a Consent Agreement dated May 16, 1997 ("Original Consent"), and an Agreement and Consent dated August 7, 1998 ("August, 1998 Consent") are hereinafter collectively referred to as the "Franchise Agreements"; and

         WHEREAS, under the August, 1998 Consent, Meritage, MHG, MCC, Food Service, Hewett and Schermer guaranteed the obligations of Franchisee under the Franchise Agreements, and are jointly and severally liable with Franchisee thereunder; and

         WHEREAS, as the result of an overall reorganization in connection with the Franchisee and the Guarantor Group, and in accordance with a letter to Wendy's dated October 19, 1998, the Articles of Organization and Operating Agreement of S&Q and the Resolution of Meritage dated October 12, 1998 (collectively, the "Purchase Agreement"), the parties desire to obtain Wendy's consent and agreement to (i) the replacement of Food Service with S&Q as the general partner of the Franchisee, (ii) the clarification of the ownership structure of the Franchisee, the Continuing Guarantors and the New Guarantors, and Wendy's restrictions with respect to those entities and individuals, (iii) the release, discharge and acquittal of the Released Guarantors from further obligations under the Franchise Agreements, (iv) the addition of S&Q and Quada as guarantors under the Franchise Agreements, and (v) the reaffirmation and continuation of the obligations of the Continuing Guarantors, as guarantors under the Franchise Agreements; and

         WHEREAS, all Wendy's Old Fashioned Hamburgers Restaurants referenced above are hereinafter collectively referred to as the "Restaurants"; and

         WHEREAS, Wendy's is willing to grant its consent and waive its right of first refusal in the aforementioned transfers subject to certain terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties, intending to be legally bound, mutually agree as follows:

1. Upon the effective date of this Consent, Wendy's hereby consents and agrees to (i) the replacement of Food Service by S&Q as the general partner of the Franchisee, (ii) the clarification of the ownership structure of Franchisee, the Continuing Guarantors and the New Guarantors, as set forth herein, (iii) except as specifically set forth herein, the release, discharge and acquittal of the Released Guarantors from further obligation under the Franchise Agreements, (iv) the addition of S&Q and Quada as guarantors of the Franchise Agreements, and (v) the reaffirmation and continuation of the guarantees of Meritage, MHG and Schermer, as guarantors of the Franchise Agreements. Wendy's consent and agreement are subject to, and in reliance upon, the following terms, conditions, representations and warranties:

         A. The Franchisee, the Continuing Guarantors and the New Guarantors warrant, represent and agree that:

                  (1) The Franchisee is and shall remain the sole franchisee under the Franchise Agreements. The Franchisee is owned as follows:

                                                                         Limited Partnership
                                                                         -------------------
                                                                                Units
                                                                                -----

                           (a)      The sole General Partner is S&Q             00.1%
                           (b)      MHG                                         99.9%
                                                                               ------

                                                 Total:                        100.0%

                  (2) S&Q is a duly organized Michigan limited liability company, and all legal actions necessary have been taken to replace Food Service as the sole general partner of the Franchisee. S&Q is owned free and clear of liens and encumbrances as follows:

                                       Members                     Percentage of Interest
                                       -------                     ----------------------

                               Robert E. Schermer, Jr.                        50%
                               Ray E. Quada                                   50%
                                                                             ---
                                        Total:                               100%

                  (3) MHG currently owns 99.9% of the limited partnership units in the Franchisee, and MHG is a wholly-owned subsidiary of Meritage.

                  (4) The Franchisee, S&Q, Meritage and MHG are duly-organized entities, in good standing, and are either registered or authorized to do business in the State of Michigan. The activities of the Franchisee and of S&Q are currently, and shall remain, limited solely to the ownership and operation of Wendy's Old Fashioned Hamburgers Restaurants.

                  (5) All of the Continuing Guarantors shall guarantee all obligations under the Franchise Agreements, as specifically defined herein, and except as otherwise provided herein, in accordance with the provisions of Paragraph 1(C) of the August, 1998 Consent. The New Guarantors hereby agree to execute Wendy's Guaranty, in the form attached hereto and made a part hereof as Exhibit B, such that the New Guarantors shall be liable under the terms of such Guaranty and under the Franchise Agreements. Specifically, the New Guarantors shall individually comply with the noncompetition and confidentiality provisions of the Franchise Agreements, and acknowledge and agree that their failure to do so shall constitute a default under the Franchise Agreements.

                  (6) Wendy's hereby releases, discharges and acquits the Released Guarantors from further obligation under the Franchise Agreements, provided, however, that the Released Guarantors shall have continuing obligations under Paragraph 1(C) of this Consent.

         B. Franchisee, the Continuing Guarantors, the New Guarantors and the Released Guarantors acknowledge and agree that the obligations referenced on Exhibit C attached hereto and made a part hereof must be paid or otherwise resolved to Wendy's satisfaction or Wendy's may elect not to execute this Consent. However, execution of this Consent by Wendy's shall not constitute and is not intended as a waiver of any amounts outstanding. Franchisee, the Continuing Guarantors and the New Guarantors jointly and severally assume responsibility for all obligations of the Released Guarantors to Wendy's, its subsidiaries and any advertising cooperatives under the Franchise Agreements which arose or have accrued up to the effective date of this Consent. Franchisee, the Continuing Guarantors, the New Guarantors and the Released

                  Guarantors further agree that it shall be the responsibility of the Franchisee, the Continuing Guarantors and the New Guarantors to structure with the Released Guarantors provisions (such as indemnities and set-offs) as may be necessary to ensure full performance by Franchisee, the Continuing Guarantors and the New Guarantors under the Franchise Agreements and this Consent. Without limiting the generality of this provision, the Franchisee, Continuing Guarantors and New Guarantors jointly and severally agree to assume direct and primary responsibility for royalties and advertising fees for the entire month of October, 1998, and thereafter.

         C. The Released Guarantors agree that as to the Released Guarantors the following provisions of the Franchise Agreements shall continue in full force and effect and shall survive beyond the effective date of this Consent. In this regard, the Released Guarantors shall continue to be jointly and severally liable under the following provisions of the Franchise Agreements:

                  (1) The terms of the noncompetition provision of the Franchise Agreements shall apply to the Released Guarantors for a period of two (2) years from the date of this Consent. In addition, the Released Guarantors shall remain liable to Wendy's under the confidentiality provision of the Franchise Agreements.

                  (2) The Released Guarantors hereby jointly and severally agree to indemnify, defend and hold Wendy's, its successors, assigns, subsidiaries, officers, directors, employees and agents, harmless from any and all claims, judgments, actions or expenses (including reasonable attorney fees), arising out of or otherwise connected with the past operation of the Restaurants, the interest of any party comprising the Released Guarantors or the Franchise Agreements, or otherwise connected with the transactions referenced herein, to which transactions Wendy's consents but assumes no responsibility for effectuating. This indemnity shall be binding upon the respective heirs or successors of the Released Guarantors as a contingent claim.

                  (3) The Released Guarantors acknowledge and agree that the Released Guarantors are in compliance with all provisions of the Franchise Agreements up to the effective date of this Consent.

         D. Franchisee warrants, represents and agrees that the Restaurants shall be operated only by the Franchisee, and that Franchisee has the contractual right to possession of the premises associated with the Restaurants.

         E. Franchisee, the Continuing Guarantors and the New Guarantors warrant and represent that as of the effective date of this Consent, Franchisee, the Continuing Guarantors and the New Guarantors will have in full force and effect and will have delivered to Wendy's a certificate of insurance specifically covering each of the Restaurants under the Franchise Agreements and which complies with the insurance provisions of the Franchise Agreements, and includes the street locations on the front or back of the certificate or attached to it as an exhibit, naming Franchisee, the Continuing Guarantors and the New Guarantors (or any of them) as the insured and naming Wendy's as additional insured.

         F. Franchisee, the Continuing Guarantors and the New Guarantors acknowledge and agree that Assignor has voted in favor of the 1998/'99 WNAP increase and that they have reviewed the memorandum and ballot related to such increase. Franchisee, the Continuing Guarantors and the New Guarantors hereby agree to comply with the terms of such memorandum and ballot.

         G. Franchisee, the Continuing Guarantors and the New Guarantors acknowledge and agree that they have received and reviewed a copy of Wendy's transaction policy dated April 1, 1994, as amended November 4, 1994, and will comply with the provisions therein.

         H. All parties represent that to the best of their respective knowledge, information and belief, the facts as set forth in the WHEREAS clauses of this Consent accurately reflect their understanding and intent.

         I. All parties acknowledge and agree that unless specifically modified herein, all provisions of the Franchise Agreements, including, without limitation, the Original Consent and the August, 1998 Consent, remain unchanged and continue in full force and effect.

2. Franchisee, the Continuing Guarantors and the New Guarantors agree that except with respect to Meritage, which is a publicly-owned entity, there shall be no change in the structure or ownership of the Franchisee, the Continuing Guarantors and the New Guarantors or the Franchise Agreements, and no interest in the Franchisee, the Continuing Guarantors (except Meritage) and the New Guarantors or the Franchise Agreements shall be pledged, hypothecated, assigned or otherwise transferred voluntarily, by operation of law or otherwise, without in each instance Wendy's prior written consent and waiver of its right of first refusal, PROVIDED, HOWEVER, that this restriction shall specifically not apply to any interests the Franchisee, the Continuing Guarantors and the New Guarantors may have in any real estate, equipment, personal property or business value pertaining to the Restaurants. Franchisee, the Continuing Guarantors and the New Guarantors acknowledge and agree that in connection with the transactions described herein, Wendy's has not consented to the collateral assignment of the Franchise Agreements or any interest in Franchisee, the Continuing Guarantors and the New Guarantors, and Franchisee, the Continuing Guarantors and the New Guarantors warrant and represent that no security interest in the Franchise Agreements or in Franchisee, the Continuing Guarantors and the New Guarantors exists, PROVIDED, HOWEVER, that this restriction shall specifically not apply to any interests the Franchisee, the Continuing Guarantors and the New Guarantors may have in any real estate, equipment, personal property or business value pertaining to the Restaurants. Franchisee, the Continuing Guarantors and the New Guarantors further acknowledge and agree that any future collateral assignment of the Franchise Agreements or any franchise or licensed rights to any third party under any promissory note, loan agreement or other documentation shall be specifically subject to the terms of the Franchise Agreements, and shall require Wendy's prior written consent. Notwithstanding anything contained in this paragraph, the Franchisee, the Continuing Guarantors and the New Guarantors shall not at any time in the future enter into a collateral assignment of the Franchise Agreements or the franchise and licensed rights pertaining to any of the Restaurants, without obtaining Wendy's prior written consent.

3. Franchisee, the Released Guarantors, the Continuing Guarantors and the New Guarantors hereby agree to execute and date a General Release of All Claims in the form attached hereto as Exhibit D contemporaneously with the execution of this Consent. The parties further agree that if the General Release of All Claims is returned to Wendy's undated, the effective date of this Consent shall be the effective date of the General Release of All Claims.

4. Franchisee, the Continuing Guarantors and the New Guarantors acknowledge that they are aware of the obligation to become a member of the local advertising cooperative, have investigated the structure and requirements of that cooperative, and understand and agree to the obligations of cooperative members.

5. Franchisee, the Continuing Guarantors and the New Guarantors warrant, represent and agree that the terms and conditions of this Consent modify the Franchise Agreements and are hereby incorporated therein; any breach of the terms or conditions of this Consent shall constitute a material default under the Franchise Agreements.

6. All parties understand that Wendy's may in the future approve offerings and transfers under different terms, conditions and policies existing at that time. Wendy's consent and waiver here shall not be relied upon in future transactions as limiting Wendy's position or the conditions associated with Wendy's consent and/or waiver of its right of first refusal.

7. Franchisee, the Released Guarantors, the Continuing Guarantors and the New Guarantors acknowledge and agree that Wendy's has no knowledge of, and makes no warranties with respect to, the accuracy of any representations or warranties made by said parties to each other in connection with these transactions, and Wendy's assumes no obligation in this regard.

8. Wendy's and Franchisee agrees that the official mailing address of Franchisee shall be as follows:
                                            40 Pearl Street, N.W., Suite 900
                                            Grand Rapids, MI   49503

         All parties agree that notice to Franchisee shall constitute notice to the Continuing Guarantors and the New Guarantors.

9. In addition to the indemnity provision of the Franchise Agreements, Franchisee, the Continuing Guarantors and the New Guarantors hereby jointly and severally agree to indemnify, defend and hold Wendy's, its successors, assigns, subsidiaries, officers, directors, employees and agents, harmless from any and all claims, judgments, actions or expenses (including reasonable attorney fees), arising out of or otherwise connected with the past operation of the Restaurants, the interest of any other party in Franchisee, the Continuing Guarantors and the New Guarantors or the Franchise Agreements, or otherwise connected with the transactions as referenced herein, to which transactions Wendy's consents but assumes no responsibility for effectuating. This indemnity shall be binding upon the respective heirs or successors of Franchisee, the Continuing Guarantors and the New Guarantors as a contingent claim and shall survive any termination of the Franchise Agreements.

10. All parties acknowledge and agree that Wendy's consent in this Consent is not intended to provide, and shall not be construed as providing, Wendy's consent (or the consent of any subsidiary of Wendy's) with regard to any other right or interest other than Wendy's consent to the transactions described herein. Any other consent must be separately obtained.

11. Franchisee, the Continuing Guarantors and the New Guarantors hereby warrant and represent that the financial and other information which has been provided by Franchisee, the Continuing Guarantors and the New Guarantors to Wendy's in connection with this transaction is true and accurate. Wendy's is relying upon the accuracy of that information in consenting to this transaction. Any material misrepresentation as to the capitalization, financial structure, credit worthiness, background or ownership interest of Franchisee, the Continuing Guarantors or the New Guarantors may be deemed by Wendy's to be a default of the Franchise Agreements, in addition to any other rights or remedies Wendy's may have.

12. The parties understand and acknowledge that Wendy's consent in no way constitutes an acknowledgment, undertaking or representation by Wendy's as to the financial viability of these transactions, any approval of the monetary terms of these transactions or the earnings potential of the Restaurants. The parties acknowledge that they have sepa-rately reviewed and evaluated this transaction and obtained independent professional assistance and have in no way relied upon Wendy's consent as an appraisal of these transactions.

13. Franchisee hereby acknowledges the receipt of Wendy's Uniform Franchise Offering Circular at the earlier of the first personal meeting with Wendy's regarding this Consent or ten (10) business days prior to the execution of this Agreement. Franchisee further acknowledges the receipt of a final copy of this Consent at least five (5) business days prior to the execution hereof.

14. The parties agree that if they fail to execute and return this Consent to Wendy's within twenty-one (21) days of the receipt hereof, this Consent may not be executed by Wendy's and the terms and conditions contained herein shall not otherwise be binding upon Wendy's without such execution.

15. Nothing contained in the Purchase Agreement or any collateral documentation between the Franchisee, the Released Guarantors, the Continuing Guarantors and the New Guarantors, and affiliated parties, is intended to conflict with the terms and conditions of this Consent or the Franchise Agreements as defined herein or to impose additional requirements or restrictions on Wendy's except as may be specifically set forth herein. In the event of a conflict, the terms and conditions of the Franchise Agreements and the Consent will control over said documents. In the event of a conflict between the Franchise Agreements and this Consent, the Consent will control, provided every reasonable effort is made to read the Consent as supplementing the Franchise Agreements, except as specifically stated to the contrary. The parties further agree to the following:

         A. ALL PARTIES ACKNOWLEDGE AND AGREE THAT AS TO WENDY'S AND THE RIGHTS OF WENDY'S, THE FRANCHISE AGREEMENTS AND THIS CONSENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

16. If any material provision or restriction contained herein is void under federal, state or local law, or held unenforceable and against public policy, the parties shall negotiate in good faith to give each party the benefit of its bargain consistent with the intent and rights of the parties.

17. This Consent sets forth the entire understanding between the parties concerning the subject matter of this Consent and incorporates all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties relating to the subject matter of this Consent other than those set forth herein. No representation or warranty has been made by or on behalf of any party to this Consent (or any officer, director, employee or agent thereof) to induce the other party to enter into this Consent or to abide by or consummate any transactions contemplated by any terms of this Consent, except representations and warranties, if any, expressly set forth herein. No alteration, amendment, change or addition to this Consent shall be binding upon either party unless in writing and signed by the party to be charged. The submission of any unexecuted copy of this Consent shall not constitute an offer to be legally bound by any provision of the document submitted, either currently or in the future; and no party shall be bound by this Consent until it is fully executed and delivered by all parties.

         IN WITNESS WHEREOF, this Agreement and Consent is effective as of the date it is executed by Wendy's International, Inc.

                                   WENDY'S INTERNATIONAL, INC.


                                   BY: /s/ W. Stephen Wirt
                                      ------------------------------------------
                                         TITLE: Vice President
                                               ---------------------------------
                                                   DATE:  12/16/98
                                                        ------------------------

                                   FRANCHISEE:

                                   WM LIMITED PARTNERSHIP-1998
                                   BY S&Q MANAGEMENT, LLC,
                                   ITS GENERAL PARTNER


                                   BY:  /s/ Robert Schermer, Jr.
                                      ------------------------------------------
                                         TITLE:  Member
                                               ---------------------------------

                                   RELEASED GUARANTORS:

                                   MERITAGE CAPITAL CORP.


                                   BY:  /s/ Christopher Hewett
                                      ------------------------------------------
                                         TITLE:  President
                                               ---------------------------------


                                   MCC FOOD SERVICE INC.


                                   BY:  /s/ Christopher Hewett
                                      ------------------------------------------
                                         TITLE:  Chairman & CEO
                                               ---------------------------------


                      (SIGNATURES CONTINUED ON NEXT PAGE.)

                                   /s/ Christopher Hewett
                                   ---------------------------------------------
                                   CHRISTOPHER HEWETT, INDIVIDUALLY


                                   CONTINUING GUARANTORS:

                                   MERITAGE HOSPITALITY GROUP INC.


                                   BY:  /s/ Robert Schermer, Jr.
                                      ------------------------------------------
                                         TITLE:  President
                                               ---------------------------------


                                   MHG FOOD SERVICE INC.


                                   BY:  /s/ Robert Schermer, Jr.
                                      ------------------------------------------
                                         TITLE:  President
                                               ---------------------------------


                                   /s/ Robert Schermer, Jr.
                                   ---------------------------------------------
                                   ROBERT SCHERMER, JR., INDIVIDUALLY



                                   NEW GUARANTORS:

                                   S&Q MANAGEMENT, LLC


                                   BY:  /s/ Robert Schermer, Jr.
                                      ------------------------------------------
                                         TITLE:  Member
                                               ---------------------------------


                                   /s/ Ray E. Quada
                                   ---------------------------------------------
                                   RAY E. QUADA, INDIVIDUALLY




                                                            Franchise:__________